 THE
                                  STRONG SCHAFER
                                    VALUE FUND
                       ANNUAL REPORT o SEPTEMBER 30, 1996

[PHOTO OF MAN & BOY WITH BASEBALL BAT]

[PICTURE OF GRAPH SLOPING UPWARD]

                   [PICTURE OF PIE CHART EMPHASIZING STOCKS]

                             DESIGNED FOR INVESTORS
                               SEEKING LONG-TERM
                              CAPITAL APPRECIATION

                                 [STRONG LOGO]

                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

---------------------------------------1----------------------------------------
                                  Have a plan.

[PICTURE OF FOLDER LABELED INVESTMENTS]
Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

---------------------------------------2----------------------------------------
                      Start investing as soon as possible.

[PICTURE OF CLOCK]
Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

---------------------------------------3----------------------------------------
                           Diversify your portfolio.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

---------------------------------------4----------------------------------------
                               Invest regularly.

[PICTURE OF MEMO REMINDER TO INVEST]
Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

---------------------------------------5----------------------------------------
                       Maintain a long-term perspective.

[PICTURE OF GRAPH SLOPING UPWARD]
For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

---------------------------------------6----------------------------------------
             Consider stocks to help achieve major long-term goals.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPASIZING STOCKS]
Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

---------------------------------------7----------------------------------------
              Keep a comfortable amount of cash in your portfolio.

[PICTURE OF DOLLAR SIGN]
To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

---------------------------------------8----------------------------------------
                            Know what you're buying.

[PICTURE OF MAGNIFYING GLASS]
Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

                  THE
                                  STRONG SCHAFER
                                    VALUE FUND
                       ANNUAL REPORT o SEPTEMBER 30, 1996


                                TABLE OF CONTENTS

INVESTMENT REVIEWS
       The Strong Schafer Value Fund...................................2


FINANCIAL INFORMATION

       Schedule of Investments.........................................5

       Statement of Operations.........................................7

       Statement of Assets and Liabilities.............................7

       Statement of Changes in Net Assets..............................8

       Notes to Financial Statements...................................9


FINANCIAL HIGHLIGHTS..................................................11


REPORT OF INDEPENDENT ACCOUNTANTS.....................................12

The Strong  SCHAFER VALUE Fund
================================================================================
The Strong Schafer Value Fund seeks long-term capital appreciation through a portfolio composed primarily of stocks. Current income is a secondary objective.


A STRONG ALLIANCE
We would like to take this opportunity to thank our long-term shareholders for their continued confidence in us, and to welcome new shareholders who have joined the Fund since we formed an alliance with Strong Capital Management, Inc. in January of this year.

While our alliance with Strong helps us widen our distribution capability and increases the number of services we can offer shareholders, it in no way alters the approach we use to manage the Fund. We will continue to run the portfolio according to the same highly-defined, value-oriented investment approach we've used since the Fund's inception over 10 years ago.


    AVERAGE ANNUAL TOTAL RETURNS(1)
           as of 9-30-96

  TIME    STRONG SCHAFER     S&P 500
  PERIOD    VALUE FUND    STOCK INDEX*

  1-year      12.99%         20.33%

  5-year      17.80%         15.23%

  10-year     15.57%         14.99%


PERFORMANCE RECAP
As you may know, the 12-month period ended September 30, 1996, has been an exciting time for stock investors. After hitting an all-time high in early June of 1996, the market corrected sharply through June and July, then rallied to new highs in mid-September.

As is our philosophy, we remained fully invested throughout the period, which means we participated fully in the market's ups, and its downs. After the dust settled, the Fund ended with a respectable 12.99% return. This lagged the S&P 500's return primarily due to the market's preoccupation with high-flying growth stocks, which we tend to avoid. For longer-term periods, we remain ahead of the S&P 500.*


OUR UNAMBIGUOUS APPROACH
Many stock fund managers use a "top-down" investment approach--they evaluate economic conditions, interest rate scenarios, even sociological trends in an attempt to identify themes or sectors that appear attractive. We prefer to use an approach that's less ambiguous and more "bottom-up."

We look for two things in a stock: earnings that are growing faster than the market (as measured by the S&P 500 Stock Index), and a price-to-earnings multiple that's below that of the market. Or, to put it another way, we look for stocks with above-average earnings growth selling at a discount. If we can find relatively inexpensive stocks that offer growing earnings, we believe they will provide solid long-term growth potential regardless of what's happening with interest rates or the market as a whole.

One advantage of our approach is that it enables us to find attractive opportunities in areas of the market that are out of favor. For example...

* Earlier this year, insurance stocks were hurt by rising interest rates, and many investors decided to avoid that sector of the market. However, using our criteria, we added to an insurance stock--THE PROGRESSIVE CORPORATION--that we already owned and that we continue to believe is attractive. As writers of substandard auto insurance, this company isn't very "sexy." But they know their business and they know how to make a profit. They've established a record of growing earnings, and the stock's price versus its earnings is still lower than that of the market.

* UCAR is a company that makes graphite electrodes for the electric arc furnaces used in "mini-mill" steel factories. "Mini-mills" are one part of the steel business that has grown at a healthy rate. UCAR--as the low cost producer--has about 40% of the market for graphite cathodes, a vital part of electric arc mills. Moreover, they appear to be the only company with the capacity to keep pace with demand. So we foresee the company being able to increase earnings over the next several years, even though they operate in an industry that is currently experiencing little growth.

Another important part of our straightforward investment approach is diversification. Our goal is to maintain approximately equal weightings in each stock we own. By weighting each stock equally, we can't get enamored with any one stock. In addition, we limit our exposure to any particular industry to 20% of the portfolio (normally, our commitments are closer to 10% of assets in a single industry).

Just as important as our buying strategy is our selling strategy. We monitor the portfolio constantly, and if a stock fails to measure up-- either because its earnings growth doesn't meet expectations, its price rises to the point where it no longer represents a good value, or its fundamentals change--we'll likely replace it with a stock that we believe offers a better opportunity for growth. At the end of September 1996, the Fund held 45 stocks. The table on page 4 indicates that we continue to find stocks which meet our investment criteria.

Of course, because we invest in stocks, the Fund's share price will fluctuate, and conditions in the stock market will affect our holdings. But over time, we believe our approach offers investors an opportunity to participate in the growth potential of stocks with less volatility than the market as a whole.


OUTLOOK
We believe that stocks are the place to be if you're a long-term investor pursuing growth. While the market will always be subject to volatility, equity investors have historically been rewarded with attractive returns over the long run. Accordingly, it is important to maintain a disciplined strategy...you have to be selective about what you buy, disciplined about when you sell, and patient when you own good, undervalued stocks.

For our part, we intend to continue applying our value-oriented, disciplined approach, which has proven its ability to add value for our shareholders. Thank you for your investment in the Strong Schafer Value Fund. We look forward to serving your investment needs in the years to come.

[PHOTO OF DAVID K. SCHAFER]

Sincerely,

/s/David K. Schafer

David K. Schafer
Portfolio Manager
Strong Schafer Value Fund, Inc.

--------------------------------------------------------------------------------
             GROWTH OF AN ASSUMED $10,000 INVESTMENT           AVERAGE ANNUAL
                     from 9-30-86 to 9-30-96                   TOTAL RETURNS(1)
                                                                as of 9-30-96
            THE STRONG SCHAFER
                 VALUE FUND            S & P 500 INDEX            1-year
                 ----------            ---------------            12.99%
3-86              10,000                   10,000
12-86             10,544                   10,557                 5-year
12-87             10,501                   11,112                 17.80%
12-88             12,390                   12,957
12-89             16,113                   17,063                 10-year
12-90             14,491                   16,533                 15.57%
12-91             20,420                   21,570
12-92             24,223                   23,213             Since inception
12-93             30,043                   25,553              (on 10-22-85)
12-94             28,759                   25,890                 14.96%
12-95             38,579                   35,619
9-96              42,498                   40,427


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made on 9-30-86, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500 Index").* Results include the reinvestment of all dividends and capital gains distributions. Source for the index data is Micropal. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell Fund shares.

--------------------------------------------------------------------------------

* The Standard and Poor's 500 Stock Index ("S&P 500 Index")is an unmanaged index generally representative of the U.S. stock market.

1 Average annual total return measures change in the value of an investment as an annualized average, assuming reinvestment of all dividends and capital gains. Performance is historical and does not represent future results.



                                                                       PORTFOLIO HOLDINGS,
                                                               EARNINGS PER SHARE ESTIMATES, AND
                                                               PRICE/EARNINGS RATIOS (UNAUDITED)
                                        ====================================================================================
                                         CLOSING PRICE                  EARNINGS PER SHARE              PRICE/EARNINGS RATIO
SECURITY                                   (9-30-96)            1995A         1996E         1997E          1996E     1997E
Lasalle Re Holdings, Ltd. ................. 23.50               4.50          4.50          4.65            5.2      5.1
Ford Motor Company ........................ 31.25               3.65          3.10          5.00           10.1      6.3
Chrysler Corporation ...................... 28.63               3.10          4.00          4.38            7.2      6.5
IBP, inc. ................................. 23.25               2.90          3.10          3.50            7.5      6.6
Owens Corning Corporation ................. 36.88               4.60          4.70          5.50            7.8      6.7
Philips Electronics NV ADR ................ 35.88               4.60          4.15          5.10            8.6      7.0
Lafarge Corporation ....................... 18.63               1.85          2.15          2.50            8.7      7.5
Hanson PLC ADR ............................ 12.38               1.45          1.50          1.60            8.3      7.7
Paine Webber Group, Inc. .................. 21.00               1.50          2.40          2.60            8.8      8.1
Inco, Ltd. ................................ 30.75               1.90          2.25          3.80           13.7      8.1
Borg-Warner Automotive, Inc. .............. 35.50               3.15          3.65          4.35            9.7      8.2
Burlington Industries, Inc. ...............  9.88               1.05          1.10          1.15            9.0      8.6
Carpenter Technology Corporation .......... 35.00               2.81          3.55          4.00            9.9      8.8
Cummins Engine Co., Inc. .................. 39.38               5.20          3.90          4.30           10.1      9.2
The Goodyear Tire & Rubber Company ........ 46.13               4.02          4.45          4.95           10.4      9.3
Old Republic International Corporation .... 24.75               2.43          2.31          2.65           10.7      9.4
First Chicago Corporation ................. 45.25               3.70          4.30          4.80           10.5      9.4
Asia Pulp & Paper Company, Ltd. ADR ....... 11.88               1.00          0.65          1.25           18.3      9.5
Avnet, Inc. ............................... 48.50               3.30          4.35          5.00           11.1      9.7
Singer Company NV ......................... 20.63               1.89          1.65          2.10           12.5      9.8
The Chase Manhattan Corporation ........... 80.13               5.75          6.95          8.00           11.5     10.0
Philip Morris Companies, Inc. ............. 89.75               6.50          7.65          8.75           11.7     10.3
Owens Illinois, Inc. ...................... 17.50               1.40          1.55          1.70           11.3     10.3
Mellon Bank Corporation ................... 59.25               4.50          5.15          5.70           11.5     10.4
Ultramar Corporation ...................... 30.25               1.15          2.40          2.85           12.6     10.6
Citicorp .................................. 90.63               7.15          7.50          8.50           12.1     10.7
KeyCorp ................................... 44.00               3.70          3.75          4.05           11.7     10.9
UCAR International, Inc. .................. 40.50               1.87          3.00          3.50           12.7     10.9
The W. R. Berkley Corporation ............. 45.75               2.80          3.80          4.15           12.0     11.0
Cyprus Amax Minerals Company .............. 21.50               4.45          1.50          1.85           14.3     11.6
Canadian National Railway Company ......... 20.50               1.24          1.56          1.75           13.1     11.7
Burlington Northern Santa Fe, Inc. ........ 84.38               3.85          6.00          7.10           14.1     11.9
Merrill Lynch & Company, Inc. ............. 65.63               5.35          5.80          5.50           11.3     11.9
Tektronix, Inc. ........................... 40.88               2.50          3.00          3.40           13.6     12.0
Reebok International, Ltd. ................ 34.75               2.63          2.60          2.80           13.4     12.4
Federal Express Corporation ............... 79.25               5.30          5.40          6.25           14.7     12.7
Archer Daniels Midland Company ............ 19.25               1.45          1.35          1.50           14.3     12.8
YPF Sociedad Anonima ADR .................. 22.88               1.35          1.80          1.75           12.7     13.1
The May Department Stores Company ......... 48.63               2.95          3.10          3.35           15.7     14.5
Atlantic Richfield Company ................127.50               8.15          8.30          8.70           15.4     14.7
The Progressive Corporation ............... 57.25               3.02          3.25          3.80           17.6     15.1
Exxon Corporation ......................... 83.25               4.75          5.15          5.50           16.2     15.1
Circuit City Stores, Inc. ................. 36.13               1.82          1.95          2.30           18.5     15.7
Whirlpool Corporation ..................... 50.63               2.75          2.30          3.20           22.0     15.8
Hughes Electronics Corporation ............ 57.75               2.77          2.95          3.25           19.6     17.8

                                                                                                           -------------
AVERAGE PRICE/EARNINGS RATIO                                                                               13.2     11.4

S&P 500 INDEX                              701.20              37.40         41.00         43.75           17.1     16.0

A=ACTUAL   E=ESTIMATE

SCHEDULE OF INVESTMENTS                                                             September 30, 1996
----------------------------------------------------------------------------------------------------------
                                                                UNIT                              % OF
                                                  AVERAGE      MARKET                  MARKET      NET
SHARES       SECURITY                            UNIT COST      VALUE    % CHANGE       VALUE     ASSETS
----------------------------------------------------------------------------------------------------------
COMMON STOCK
AUTO PARTS
   230,100   Borg-Warner Automotive, Inc.          $28.02   $   35.500    26.70%  $  8,168,550    2.10%
   165,000   The Goodyear Tire & Rubber Company     47.19       46.125    (2.26)     7,610,625    1.95
                                                                                    ----------    ----
                                                                                    15,779,175    4.05
                                                                                    ----------    ----
AUTOMOTIVE
   309,000   Chrysler Corporation                   25.98       28.625    10.18      8,845,125    2.27
   268,800   Ford Motor Company                     33.21       31.250    (5.90)     8,400,000    2.16
                                                                                    ----------    ----
                                                                                    17,245,125    4.43
                                                                                    ----------    ----
BANKS
   121,000   The Chase Manhattan Corporation        70.65       80.125    13.41      9,695,125    2.49
    86,000   Citicorp                               90.45       90.625     0.19      7,793,750    2.00
   206,500   First Chicago Corporation              33.28       45.250    35.97      9,344,125    2.40
   202,300   KeyCorp                                31.65       44.000    39.02      8,901,200    2.29
   162,500   Mellon Bank Corporation                43.92       59.250    34.90      9,628,125    2.47
                                                                                    ----------    ----
                                                                                    45,362,325   11.65
                                                                                    ----------    ----
BROKERAGE
   131,700   Merrill Lynch & Company, Inc.          44.78       65.625    46.55      8,642,813    2.22
   365,000   Paine Webber Group, Inc.               17.90       21.000    17.32      7,665,000    1.97
                                                                                    ----------    ----
                                                                                    16,307,813    4.19
                                                                                    ----------    ----
CONTAINER
   598,100   Owens Illinois, Inc. +                 16.27       17.500     7.56     10,466,750    2.69
                                                                                    ----------    ----

DIVERSIFIED
   117,700   Hughes Electronics Corporation         35.78       57.750    61.40      6,797,175    1.74
   534,600   Hanson PLC ADR                         16.05       12.375   (22.90)     6,615,675    1.70
                                                                                    ----------    ----
                                                                                    13,412,850    3.44
                                                                                    ----------    ----
ELECTRONICS
   192,500   Avnet, Inc.                            41.66       48.500    16.42      9,336,250    2.40
   232,500   Tektronix, Inc.                        37.37       40.875     9.38      9,503,438    2.44
                                                                                    ----------    ----
                                                                                    18,839,688    4.84
                                                                                    ----------    ----
ENERGY
    66,000   Atlantic Richfield Company            111.55      127.500    14.30      8,415,000    2.16
    83,300   Exxon Corporation                      69.67       83.250    19.49      6,934,725    1.78
   204,500   Ultramar Corporation                   24.27       30.250    24.64      6,186,125    1.59
   402,200   YPF Sociedad Anonima ADR               19.61       22.875    16.65      9,200,325    2.36
                                                                                    ----------    ----
                                                                                    30,736,175    7.89
                                                                                    ----------    ----
FOOD
   371,910   Archer Daniels Midland Company         15.14       19.250    27.15      7,159,267    1.84
   385,000   IBP, inc.                              26.24       23.250   (11.39)     8,951,250    2.30
                                                                                    ----------    ----
                                                                                    16,110,517    4.14
                                                                                    ----------    ----
HOUSEHOLD APPLIANCES
   264,200   Philips Electronics NV ADR             36.69       35.875    (2.22)     9,478,175    2.43
   481,900   Singer Company NV                      18.72       20.625    10.18      9,939,187    2.55
   128,400   Whirlpool Corporation                  54.04       50.625    (6.32)     6,500,250    1.67
                                                                                    ----------    ----
                                                                                    25,917,612    6.65
                                                                                    ----------    ----
HOUSING
   469,000   Lafarge Corporation                    20.30       18.625    (8.25)     8,735,125    2.24
   247,600   Owens-Corning Corporation              38.93       36.875    (5.28)     9,130,250    2.35
                                                                                    ----------    ----
                                                                                    17,865,375    4.59
                                                                                    ----------    ----
INSURANCE
   382,100   LaSalle Re Holdings, Ltd.              22.69       23.500     3.57      8,979,350    2.31
   392,500   Old Republic International Corporation 17.52       24.750    41.27      9,714,375    2.49
   169,200   The Progressive Corporation            37.37       57.250    53.20      9,686,700    2.49
   203,900   The W.R. Berkley Corporation           40.56       45.750    12.80      9,328,425    2.39
                                                                                    ----------    ----
                                                                                    37,708,850    9.68
                                                                                    ----------    ----
MACHINERY
   239,200   Cummins Engine Co., Inc.               40.65       39.375    (3.14)     9,418,500    2.42
                                                                                    ----------    ----
METALS & MINING
   419,300   Cyprus Amax Minerals Company           25.91       21.500   (17.02)     9,014,950    2.32
   281,200   INCO, Ltd.                             30.67       30.750     0.26      8,646,900    2.22
                                                                                    ----------    ----
                                                                                    17,661,850    4.54
                                                                                    ----------    ----


                                                                                                                      5

                                            See   notes  to   financial statements.

SCHEDULE OF INVESTMENTS (continued)                                                             September 30, 1996
----------------------------------------------------------------------------------------------------------
                                                                UNIT                              % OF
                                                  AVERAGE      MARKET                  MARKET      NET
SHARES       SECURITY                            UNIT COST      VALUE    % CHANGE       VALUE     ASSETS
----------------------------------------------------------------------------------------------------------
PAPER
   766,000   Asia Pulp & Paper Company, Ltd. ADR + $11.19   $   11.875     6.12%  $  9,096,250    2.34%
                                                                                   -----------   -----

RETAIL
   282,300   Circuit City Stores, Inc.              28.24       36.125    27.92     10,198,088    2.62
   163,500   The May Department Stores Company      36.15       48.625    34.51      7,950,187    2.04
                                                                                   -----------   -----
                                                                                    18,148,275    4.66
                                                                                   -----------   -----
SHOE & APPAREL
   547,900   Burlington Industries, Inc. +          11.83        9.875   (16.53)     5,410,513    1.39
   272,000   Reebok International, Ltd.             28.06       34.750    23.84      9,452,000    2.43
                                                                                   -----------   -----
                                                                                    14,862,513    3.82
                                                                                   -----------   -----
STEEL
   266,300   Carpenter Technology Corporation       32.14       35.000     8.90      9,320,500    2.39
   230,000   UCAR International, Inc. +             40.52       40.500    (0.05)     9,315,000    2.39
                                                                                   -----------   -----
                                                                                    18,635,500    4.78
                                                                                   -----------   -----
TOBACCO
    86,400   Philip Morris Companies, Inc.          69.52       89.750    29.10      7,754,400    1.99
                                                                                   -----------   -----

TRANSPORTATION
    35,000   Burlington Northern Santa Fe, Inc.     84.18       84.375     0.23      2,953,125    0.76
   410,200   Canadian National Railway Company      17.14       20.500    19.60      8,409,100    2.16
   116,300   Federal Express Corporation +          67.94       79.250    16.65      9,216,775    2.37
                                                                                   -----------   -----
                                                                                    20,579,000    5.29
                                                                                   -----------   -----
  TOTAL COMMON STOCK (Cost $343,845,024)                                           381,908,543   98.08
                                                                                   -----------   -----

 PRINCIPAL
  AMOUNT      CASH EQUIVALENTS
--------------------------------------------------------------------------------
              Commercial Paper
              ----------------
$2,500,000   Associates Corporation, due 10/2/96, 5.25%                              2,500,000    0.64
 3,500,000   CIT Group Holdings, due 10/4/96, 5.35%                                  3,500,000    0.90
 2,500,000   General Electric Capital Corporation, due 10/1/96, 5.41%                2,500,000    0.64
 2,500,000   General Electric Capital Corporation, due 10/3/96, 5.28%                2,500,000    0.64
 5,000,000   Prudential Fund Corporation, due 10/2/96, 5.33%                         5,000,000    1.29
 3,500,000   Prudential Fund Corporation, due 10/4/96, 5.26%                         3,500,000    0.90
                                                                                  ------------  ------
                                                                                    19,500,000    5.01
                                                                                  ------------  ------

              Variable Rate Demand Notes
              --------------------------
   703,948   American Family Financial Services, Inc., 5.20%                           703,948    0.18
   968,839   General Mills, Inc., 5.19%                                                968,839    0.25
   230,890   Johnson Controls, Inc., 5.22%                                             230,890    0.06
   590,162   Eli Lilly & Company, 5.02%                                                590,162    0.15
   879,333   Sara Lee Corporation, 5.17%                                               879,333    0.22
 2,689,210   Warner Lambert Company, 5.17%                                           2,689,210    0.70
                                                                                  ------------  ------
                                                                                     6,062,382    1.56
                                                                                  ------------  ------

              TOTAL CASH EQUIVALENTS (Cost $25,562,382)                             25,562,382    6.57
                                                                                  ------------  ------
              TOTAL INVESTMENTS (Cost $369,407,406)                                407,470,925  104.65
              Excess of Other Liabilities Over Other Assets                        (18,089,057)  (4.65)
                                                                                  ------------  ------
              NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL SHARES                 $389,381,868  100.00%
                                                                                  ============  ======

+  Non-Income producing security.
ADR-American Depository Receipt.

6

                                            See notes to financial statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended September 30, 1996


INCOME:
   Dividends (Net of withholding tax of $114,979)                 $ 5,975,544
   Interest                                                           690,821
                                                                    ---------
   Total Income                                                     6,666,365
EXPENSES:
   Investment Advisory Fees                                         2,649,217
   Shareholder Servicing Costs                                        425,408
   Federal and State Registration Fees                                136,216
   Professional Fees                                                   89,684
   Other                                                               48,679
   Reports to Shareholders                                             34,651
   Custodian Fees                                                      25,614
   Unaffiliated Director's Fees                                         6,000
                                                                    ---------
   Total Expenses                                                   3,415,469
                                                                    ---------
NET INVESTMENT INCOME                                               3,250,896
REALIZED AND UNREALIZED GAIN:
   Net Realized Gain on Investments                                10,300,245
   Change in Unrealized Appreciation on Investments                18,447,604
                                                                   ----------
NET GAIN                                                           28,747,849
                                                                   ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $31,998,745
                                                                  ===========



STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 1996

ASSETS:
   Investments in Securities, at Market Value
   (Cost of $369,407,406)                                        $407,470,925
   Dividends and Interest Receivable                                  738,242
   Receivable from Fund Shares Sold                                   252,974
                                                                  -----------
   Total Assets                                                   408,462,141

LIABILITIES:
   Payable for Securities Purchased                                18,511,017
   Due to Investment Advisor                                          325,922
   Accrued Operating Expenses and Other Liabilities                   211,549
   Payable for Fund Shares Redeemed                                    31,785
                                                                   ----------
   Total Liabilities                                               19,080,273
                                                                   ----------
NET ASSETS                                                       $389,381,868
                                                                 ============
NET ASSETS COMPRISED:
   Capital Stock (authorized 250,000,000 shares;
     issued and outstanding 8,235,795 shares, $.10 par value)    $    823,580
   Paid-in Capital                                                337,967,288
   Accumulated Undistributed Net Investment Income                  2,458,289
   Accumulated Net Realized Gains                                  10,069,192
   Net Unrealized Appreciation of Investments                      38,063,519
                                                                   ----------
   Net Assets                                                    $389,381,868
                                                                 ============

Net Asset, Offering and Redemption Price Per Share                 $    47.28
                                                                   ==========

                       See notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------
For the Years Ended September 30, 1996 and 1995



                                                                YEAR ENDED          YEAR ENDED
                                                              SEPT. 30, 1996      SEPT. 30, 1995
                                                              --------------      --------------
OPERATIONS:
   Net Investment Income                                       $  3,250,896        $  1,145,496
   Net Realized Gain on Investments                              10,300,245           5,085,553
   Change in Unrealized Appreciation on Investments              18,447,604          17,854,790
                                                                 ----------          ----------
   Increase in Net Assets from Operations                        31,998,745          24,085,839

CAPITAL SHARE TRANSACTIONS:
   Net Proceeds from Sales of Shares                            270,574,644          86,479,502
   Dividends Reinvested                                           6,479,401           3,972,087
   Cost of Shares Redeemed                                      (76,034,374)        (15,553,119)
                                                                -----------         -----------
   Increase in Net Assets from Capital Share Transactions       201,019,671          74,898,470


DISTRIBUTIONS PAID:
   From Net Investment Income                                    (1,590,270)           (689,275)
   From Net Realized Gain on Investments                         (5,314,873)         (3,425,487)
                                                                 ----------          ----------
   Decrease in Net Assets from Distributions Paid                (6,905,143)         (4,114,762)
                                                                 ----------          ----------
TOTAL INCREASE IN NET ASSETS                                    226,113,273         94,869,547

NET ASSETS:
   Beginning of Year                                            163,268,595          68,399,048
                                                                -----------          ----------
   End of Year (Including undistributed net investment
   income of $2,458,289 and $797,663, respectively)            $389,381,868        $163,268,595
                                                               ============        ============

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 1996

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     Strong Schafer Value Fund, Inc. (the "Fund"), formerly known as Schafer Value Fund, Inc. (see note 5), was incorporated under the laws of the State of Maryland on August 12, 1985, and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities traded on any stock exchange or in the NASDAQ national market system will ordinarily be valued on the basis of the latest sale price as of the close of the Exchange on which they are traded on the date of valuation or, in the absence of any sale on that date and in the case of the over-the-counter market, the mean of the latest reported bid and ask price, if market quotations are readily available. Cash equivalents with remaining maturities of 60 days or less are valued at amortized cost, which approximates current value. Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Board of Directors.

     (B) Cash Equivalents -- The Fund has investments in short-term variable rate demand notes, which are unsecured nonnegotiable instruments. These instruments are rated at least A1 by Standard & Poor's. However, the Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

     (C) Security Transactions and Investment Income -- Security transactions are recorded on the trade date. Realized gains and losses on investments are calculated on a first-in, first-out basis. Dividends are recorded on the ex-dividend date. Non-cash dividend income is recorded based on the market or fair value of the property received. Interest income is recorded on the accrual basis.

     (D) Distributions to Shareholders-- Dividends from net investment income to shareholders and distributions from realized gains on sales of securities are recorded on the ex-date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The "book/tax" differences are either considered temporary or permanent in nature. To the extent these amounts are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of paid-in capital.

     (E) Federal Income Taxes -- The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

2.   CAPITAL SHARE TRANSACTIONS
                                      YEAR ENDED            YEAR ENDED
                                  SEPTEMBER 30, 1996    SEPTEMBER 30, 1995
                                  ------------------    ------------------
     Shares Sold                      6,009,482            2,185,443
     Dividends Reinvested               151,671              119,966
     Shares Redeemed                 (1,681,871)            (421,007)
                                     ----------             --------
     Net Increase                     4,479,282            1,884,402
                                      =========            =========

3.   INVESTMENT TRANSACTIONS
     Purchases and proceeds from sales of investment securities (excluding cash equivalents) during the year ended September 30, 1996 were $244,367,020 and $45,750,651, respectively. The cost basis of portfolio securities for federal income tax purposes was the same as for book purposes at September 30, 1996. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of market value over cost of $48,328,576 and aggregate gross unrealized depreciation for all investments in which there was an excess of cost over market value of $10,265,057.

4.   INVESTMENT ADVISORY FEES
     Schafer Capital Management, Inc. (the "Investment Advisor") provides the Fund with management and investment advisory services. The Investment Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund, the Investment Advisor is responsible for the actual management of the Fund's portfolio. The Investment Advisor is obligated to perform certain administrative and management services for the Fund, except to the extent these services are provided by any custodian, transfer agent, registrar or administrator hired by the Fund, and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement. The current agreement provides for a monthly fee computed at an annual rate of 1.0% of the Fund's average daily net assets.

     The Investment Advisor has agreed to reimburse the Fund on a monthly basis for all expenses incurred in any fiscal year (exclusive of taxes, interest, and brokerage fees and extraordinary expenses) which in the aggregate exceed the most restrictive limitation

--------------------------------------------------------------------------------
September 30, 1996

     prescribed by any state in which the Fund's securities are qualified for sale. For the year ended September 30, 1996, no reimbursement was required.

5.   ALLIANCE WITH STRONG
     In January 1996, the Investment Advisor formed an alliance with Strong Capital Management, Inc. ("Strong") and the Fund changed its name to the Strong Schafer Value Fund, Inc. Strong provides fund accounting services and shareholder recordkeeping and related services to the Fund. Fund accounting service fees are contractually established based upon the net asset value of the Fund. Shareholder recordkeeping and related service fees are based upon contractually established rates for each open and closed shareholder account. In addition, Strong is compensated for certain other services related to costs incurred for reports to shareholders.

     Pursuant to a distribution agreement, an indirect subsidiary of Strong, Strong Funds Distributors, Inc., has agreed to act at the request of the Fund and the Investment Advisor as the Fund's agent to effect the distribution of the Fund's shares. No expenses are incurred by the Fund with respect to this agreement.

6.   RELATED PARTIES AND SIGNIFICANT INVESTORS
     At September 30, 1996, the Fund has been advised that affiliates of the Investment Adviser, and David K. Schafer (individually), the sole shareholder of the Investment Advisor, directly or indirectly controlled 50,726 shares, or 0.62% of the outstanding shares, of the Fund.

FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------
The following presents  information  relating to a share of capital stock of the
Fund, outstanding for the entire period.

                                                                   Year Ended September 30
                                                --------------------------------------------------------------
                                                    1996         1995          1994          1993         1992
                                                    ----         ----          ----          ----         ----
NET ASSET VALUE, BEGINNING OF PERIOD            $   43.46    $   36.54    $    36.21    $   31.59    $   32.21
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
   Net Investment Income                             0.47         0.36          0.26         0.28         0.42
   Net Realized and Unrealized Gains on Investments  5.00         8.53          1.34         8.00         4.96
                                                     ----         ----          ----         ----         ----
TOTAL FROM INVESTMENT OPERATIONS                     5.47         8.89          1.60         8.28         5.38
LESS DISTRIBUTIONS
------------------
   From Net Investment Income                       (0.38)       (0.33)        (0.19)       (0.39)       (0.52)
   From Net Realized Gains                          (1.27)       (1.64)        (1.08)       (3.27)       (5.48)
                                                    -----        -----         -----        -----        -----
TOTAL DISTRIBUTIONS                                 (1.65)       (1.97)        (1.27)       (3.66)       (6.00)
                                                    -----        -----         -----        -----        -----
NET ASSET VALUE, END OF PERIOD                  $   47.28    $   43.46    $    36.54    $   36.21    $   31.59
                                                =========    =========    ==========    =========    =========

Total Return                                       +12.99%      +26.01%       +4.42%      +28.41%      +18.80%

Net Assets, End of Period (In Thousands)        $  389,382   $  163,269   $   68,399    $  21,403   $   12,195
Ratio of Expenses to Average Net Assets              1.27%        1.28%        1.48%        1.74%        2.08%
Ratio of Net Investment Income to Average
  Net Assets                                         1.21%        1.18%         0.99%       0.79%        1.20%
Portfolio Turnover Rate                             17.84%       33.19%        28.45%      33.29%       53.03%
Average Commission rate paid (a)                $    0.07


(a) Disclosure required, effective for reporting periods beginning after September 1, 1995.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Schafer Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Strong Schafer Value Fund, Inc., including the schedule of investments, as of September 30, 1996, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 1995 and the financial highlights for each of the four years in the period ended September 30, 1995 were audited by other auditors, whose report dated October 27, 1995, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1996 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong Schafer Value Fund, Inc. as of September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
October 29, 1996

                                    SHAREHOLDER PRIVILIGES*

                                  STRONG FUNDS
                             [PICTURE OF TELEPHONE]
                                24-HOUR SERVICE

TELEPHONE  PURCHASE
Make additional investments into any Strong Fund by calling us toll-free at 1-800-368-3863.

TELEPHONE EXCHANGE
If your financial goals change, you can exchange your investments between any of the Strong Funds.

TELEPHONE REDEMPTION
You can call toll-free to redeem your mutual fund shares at any time. Your shares will be redeemed no later than the close of the next business day.

                                  STRONG FUNDS
                            [PICTURE OF DOLLAR SIGN]
                               AUTOMATIC EXCHANGE

AUTOMATIC INVESTMENT PLAN
This plan allows you to set up regular transfers from your bank checking or NOW account to your Strong Funds account.

PAYROLL DIRECT DEPOSIT PLAN
You can automatically transfer all or a portion of your net pay at each pay period. This eliminates the delay of depositing paychecks to your bank and then sending a check through the mail to Strong Funds.

AUTOMATIC EXCHANGE PLAN
This plan allows you to exchange money from one Strong Fund to another. For example, you may want to set up automatic exchanges from a money market fund to an equity fund.


    For more information about these privileges, call us at 1-800-368-3863.

To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Please call 1-800-368-3863 if you wish to receive additional copies, free of charge.

 * Each Fund reserves the right to terminate or modify any of these privileges.

                                                                     Bulk Rate
                                                                    U.S. Postage
                                                                          PAID
                                                                   Milwaukee, WI
                                                                 Permit No. 4134

                    FOR LITERATURE AND INFORMATION REQUESTS,
                              CALL 1-800-368-1030.

                       TO DISCUSS AN EXISTING ACCOUNT OR
                             CONDUCT A TRANSACTION,
                              CALL 1-800-368-3863.

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This annual report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.

                                  [STRONG LOGO]

                         STRONG FUNDS DISTRIBUTORS, INC.
                                  P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           http://www.strong-funds.com

                                                                        4006J96P